REPAY Q2 20 Earnings Supplement August 2020 Exhibit 99.2

On July 11, 2019 (the “Closing Date”), Thunder Bridge Acquisition Ltd. (“Thunder Bridge”) and Hawk Parent Holdings LLC (“Hawk Parent”) completed their previously announced business combination under which Thunder Bridge acquired Hawk Parent, upon which Thunder Bridge changed its name to Repay Holdings Corporation (“REPAY” or the “Company”). Unless otherwise indicated, information provided in this presentation that relates to any periods ended prior to the Closing Date reflect that of Hawk Parent prior to the Business Combination, The historical financial information of Thunder Bridge prior to the Business Combination has not been reflected in any financial information of Hawk Parent. The Company’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are generally identified by use of words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements about our industry and market sizes, future opportunities for us, our 2020 outlook and the effects of the COVID-19 pandemic on this outlook. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. In addition to factors previously disclosed in prior reports filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market and consumer and commercial spending; the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread (which impacts are highly uncertain and cannot be reasonably estimated or predicted at this time); a delay or failure to integrate and realize the benefits of the REPAY’s recent acquisitions; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to develop and maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about us or the date of such information in the case of information from persons other than us, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this prospectus. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.  Non-GAAP Financial Measures  This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charges, such as non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, management fees, legacy commission related charges, employee recruiting costs, other taxes, strategic initiative related costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain non-cash and non-recurring charges, such as non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, management fees, legacy commission related charges, employee recruiting costs, strategic initiative related costs and other non-recurring charges, net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although we exclude amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. REPAY believes that Adjusted EBITDA and Adjusted Net Income provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA and Adjusted Net Income are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA and Adjusted Net Income, or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA and Adjusted Net Income alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.  No Offer or Solicitation This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.     Disclaimer

Section 1: Financial Update

Financial Highlights Q2 2020 Gross Profit(1) $27.8MM (+ 63%) Total Revenue $36.5MM (+68%) Card Payment Volume $3.6Bn (+63%) Adj. EBITDA $16.2MM (+ 55%) (Represents Y-o-Y Growth) Gross Profit is defined as Revenue less Cost of Services

Financial Update – Q2 2020 ($MM) Gross Profit (1) Adjusted EBITDA Card Payment Volume 77% 76% % Margin (2) 49% 44% % Margin (2) Gross Profit is defined as Revenue less Cost of Services As a % of Revenue 63% 63% 55%

Strong Liquidity Position as of **July 31, 2020**

REPAY

Preliminary Financial Metrics as of July 31, 2020

Liquidity	
Cash on Hand	$186MM
Revolver Capacity	$30MM
DDTL Capacity	$46MM
Total Liquidity	**$262MM**

Focused on Maintaining Significant Liquidity

- Preserve liquidity and profitability through:
  - Scaled back hiring
  - Limiting discretionary expenses
  - Negotiations with vendors
- Significant cash raised from follow-on offering and warrant exercises
- Business continues to be cash flow positive
- Continued investments in growth

Leverage	
Total Debt	$266MM
Cash on Hand	$186MM
Net Debt	$80MM
PF Net Leverage[1]	**1.2x**

Committed to Prudently Managing Leverage

- In April, drew $14.4 million against DDTL facility to fund first APS earnout payment; DDTL can be used to fund future earnout payments and acquisitions
  - Anticipate $3.3 million in near-term earnouts
- No near-term maturities
  - All borrowings mature February 2025
  - Principal payments for the next 12 months total $7.2 million
- Current net leverage covenant is 5.5x

1) Pro forma for the contributions of TriSource, APS Payments, Ventanex, and cPayPlus for the LTM July period.

REPAY Realtime Electronic Payments

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Section 2: Strategy & Outlook

Executing on Growth Plan

REPAY

REPAY

CONTINUE TO ADDRESS LARGE, UNDERSERVED VERTICALS, SPECIFICALLY B2B AND AUTO LOANS, AND INCREASE CARD PENETRATION WITH EXISTING CUSTOMERS

ADDING NEW CUSTOMERS VIA DIRECT SALESFORCE ACROSS ALL VERTICALS. REPAY SELECTED AS A PAYMENT PROCESSING PROVIDER FOR MERCEDES-BENZ FINANCIAL SERVICES

INCREASED SOFTWARE PARTNER RELATIONSHIPS, 82 AS OF JUNE 30, 2020[1]

BUILDING OUR PLATFORM IN CANADA WITH INOVATEC AND TURNKEY LENDER PARTNERSHIPS

NOW PENETRATING CREDIT UNIONS WITH JACK HENRY SYMITAR AND CORRELATION PARTNERSHIPS

EXPANDED TAM TO $3.0 TRILLION[2] THROUGH STRATEGIC M&A FOCUSED ON B2B MERCHANT ACQUIRING, MORTGAGE SERVICING, B2B HEALTHCARE, B2B AP AUTOMATION

REPAY Realtime Electronic Payments

1) 90 inclusive of integrations acquired with cPayPlus.
2) Third-party research and management estimates.

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Multiple Levers to Continue to Drive Growth Repay’s Leading Platform & Attractive Market Opportunity Position It To Build On Its Record Of Robust Growth & Profitability Expand Usage and Increase Adoption Acquire New Merchants in Existing Verticals Operational Efficiencies Future Market Expansion Opportunities Strategic M&A EXECUTE ON EXISTING BUSINESS BROADEN ADDRESSABLE MARKET AND SOLUTIONS Majority of growth derived from further penetration of existing client base

Updated FY 2020 Outlook Note: REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures such as forecasted 2020 Adjusted EBITDA to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading. Card Payment Volume $14.5 – $15.0 billion Total Revenue $145 – $155 million Gross Profit $110 – $115 million Adjusted EBITDA $62 – $66 million FY 2020 This range assumes no further unforeseen COVID-related impacts, which could create substantial economic duress in the second half of the year.

Section 3: Appendix

Q2 2020 Financial Update Gross Profit is defined as Total Revenue less Cost of Services SG&A includes expense associated with the change in fair value of tax receivable liability See “Adjusted EBITDA Reconciliation” on slide 12 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure See “Adjusted Net Income Reconciliation” on slide 13 for reconciliation of Adjusted Net Income to its most comparable GAAP measure

Adjusted EBITDA Reconciliation – Historical Adjusted EBITDA Reconciliation Prior to the Business Combination REPAY was not a taxable entity so there are no taxes to add back in calculating EBITDA for these periods. Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions. Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement. Represents compensation expense associated with equity compensation plans, including accelerated vesting and new grants made in connection with the Business Combination. Primarily consists of (i) during the three months ended June 30, 2020, professional service fees and other costs incurred in connection with the acquisition of cPayPllus which closed subsequent to the period, and additional transaction expenses incurred in connection with the Business Combination and the acquisitions of TriSource Solutions, APS Payments, and Ventanex, which closed in prior periods, as well as professional service expenses related to the follow-on offering and and (ii) during the three months ended June 30, 2019, professional service fees and other costs incurred in connection with the Business Combination. Reflects management fees paid to Corsair Investments LP which have been terminated. Represents payments made to certain employees in connection with significant restructuring of their commission structures. These payments represented commission structure changes which are not in the ordinary course of business. Represents payments made to third-party recruiters in connection with a significant expansion of REPAY personnel. Reflects franchise taxes and other non-income based taxes. Consists of consulting fees relating to processing services not in the ordinary course of business and other operational improvements. Represents other non-recurring items that REPAY’s management believes are not representative of its ongoing operations.

Adjusted Net Income Reconciliation – Historical

REPAY

Adjusted Net Income Reconciliation

($MM)	Q2 2020	Q2 2019
Net Income (Loss)	**($8.4)**	**$4.2**
Amortization of Acquisition-Related Intangibles(1)	4.5	2.0
Other Adjustments		
Loss on Extinguishment of Debt(2)	-	-
Non-cash Change in FV of Contingent Consideration(2)	0.7	-
Non-cash Change in FV of Tax Receivable Liability(3)	10.0	-
Share-based Compensation Expense(4)	5.5	0.1
Transaction Expenses(5)	1.6	0.8
Management Fees(6)	-	0.1
Legacy Commission Related Charges(7)	-	0.6
Employee Recruiting Costs(8)	0.1	-
Strategic Initiative Costs(9)	0.1	0.1
Other Non-recurring Charges(10)	0.2	-
Pro forma taxes at effective rate(11)	(4.4)	-
Adjusted Net Income	**$9.9**	**$7.8**

1) Reflects amortization of intangibles acquired as part of the 2016 recapitalization transaction by Corsair Capital, which occurred during the year ended December 31, 2016, and the acquisitions of Paymaxx Pro, LLC and PaidSuite, LLC during the year ended December 31, 2017 in the period ended June 30, 2019. Reflects amortization of intangibles acquired as part of the Business Combination and the acquisitions of TriSource, APS, and Ventanex in addition to those previously described in the period ended June 30, 2020. See slide 14 for additional detail on depreciation and amortization.
2) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions.
3) Reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
4) Represents compensation expense associated with equity compensation plans, including accelerated vesting and new grants made in connection with the Business Combination.
5) Primarily consists of (i) during the three months ended June 30, 2020, professional service fees and other costs incurred in connection with the acquisition of cPayPlus which closed subsequent to the period, and additional transaction expenses incurred in connection with the Business Combination and the acquisitions of TriSource Solutions, APS Payments, and Ventanex, which closed in prior periods, as well as professional service expenses related to the follow-on offering and and (ii) during the three months ended June 30, 2019, professional service fees and other costs incurred in connection with the Business Combination.
6) Reflects management fees paid to Corsair Investments LP which have been terminated.
7) Represents payments made to certain employees in connection with significant restructuring of their commission structures. These payments represented commission structure changes which are not in the ordinary course of business.
8) Represents payments made to third-party recruiters in connection with a significant expansion of REPAY personnel.
9) Consists of consulting fees relating to processing services not in the ordinary course of business and other operational improvements.
10) Represents other non-recurring items that REPAY's management believes are not representative of its ongoing operations.
11) Represents pro forma income tax adjustment effect associated with items adjusted above. Hawk Parent, as the accounting Predecessor, was not subject to income taxes, the tax effect above was calculated on the adjustments related to the June 30, 2020 period.

REPAY
Realtime Electronic Payments
13

Depreciation and Amortization Detail – Historical Note: Adjusted Net Income excludes amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income on slide 13). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although we exclude amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles. Depreciation and Amortization

Share Count Shares refer to Class A common stock on an as-converted basis; current as of August 6, 2020. This presentation is not a complete summary of all relevant terms and conditions related to the shares or any units, including with respect to vesting or other key terms. For more information, see the Company’s SEC filings. Shares 1 Number Notes 2 Shares held by Public 53,609,606 Includes (a) shares previously held by SPAC public shareholders, (b) vested shares previously held by the SPAC founder (other than shares held by non-employee directors), (c) shares issued to PIPE investors (other than non-employee directors) in connection with the Business Combination, (d) shares issued pursuant to the follow-on equity offering which closed on June 2, 2020 and (e) shares issued pursuant to warrant exercises Shares Underlying the Post-Merger Repay Units (Corsair) 14,364,816 Pre-Business Combination Repay equity held by affiliated funds of Corsair Capital, LLC Shares Underlying the Post-Merger Repay Units (Management) 8,111,420 Pre-Business Combination Repay equity held by the Company’s management and other current employees Shares Underlying the Post-Merger Repay Units (Other) 607,519 Pre-Business Combination Repay equity held by persons other than (a) affiliated funds of Corsair Capital, LLC and (b) the Company’s management and current employees Management Restricted Shares (Vested) 1,194,112 Represents shares issued under the equity incentive plan and held by the Company’s management, which vested following achievement of applicable criteria, net of shares surrendered for tax withholding in connection with vesting Board of Director Shares 1,527,640 Represents shares and share equivalents held by non-employee directors. Includes shares acquired by non-employee directors from the SPAC founder and from participation in the PIPE offering at the time of the Business Combination, as well as open market purchases. Also includes shares issuable upon settlement of vested RSUs that were issued under the equity incentive plan. Sub-Total (as-converted basis) 79,327,998 Unvested Management Restricted Shares (Time-Based) 2,271,603 Represents unvested shares issued under the equity incentive plan, which are subject to time-based vesting Unvested Management Restricted Shares (Performance-Based) 265,293 Represents unvested performance-based restricted stock units issued under the management incentive plan. Actual shares will be determined at conclusion of three-year performance period and may range from 0% to 200% of target award. Number of shares reflected assumes achievement of 100% of target awards. Unvested Board of Director Grants 48,587 Represents unvested restricted stock units issued under the equity incentive plan, which are subject to time-based vesting. Total Fully Diluted Shares (as-converted basis) 82,000,596